COMPARATIVE INCOME STATEMENT	3rd Qtr Ending: 05/31/2005				9 Months Ending: 05/31/2005
	Amounts in Millions		Favorable/Unfavorable		Amounts in Millions		Favorable/Unfavorable
PRELIMINARY	This Year	Last Year	Amount	Pct	This Year	Last Year	Amount	Pct

Net Sales	10,830.6	9,578.5	1,252.1	13.1%	31,706.7	28,081.5	3,625.2	12.9%

Costs and Deductions
Cost of Sales	7,814.4	7,000.7	-813.7	-11.6%	22,852.0	20,498.0	-2,354.0	-11.5%
Selling, Occupancy & Admin [3]	2,378.7	2,036.8	-341.9	-16.8%	6,955.2	5,969.0	-986.2	-16.5%

Operating Income	637.5	541.0	96.5	17.8%	1,899.5	1,614.5	285.0	17.7%

Net Other, Income(Expense)[1][2]	17.5	6.6	10.9	165.2%	49.0	26.1	22.9	87.7%

Earnings Before Taxes	655.0	547.6	107.4	19.6%	1,948.5	1,640.6	307.9	18.8%

Income Taxes	244.0	205.3	-38.7	-18.9%	718.0	615.2	-102.8	-16.7%

Earnings After Taxes	411.0	342.3	68.7	20.1%	1,230.5	1,025.4	205.1	20.0%

[1]	2004 Drug antitrust litigation settlements: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2]	2005 Drug antitrust litigation settlements: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3]	Prior period amounts have been restated for the accounting of leases consistent with our March 21st, 2005 press release and 8-K.

Earnings Per Share - Basic [3]	$ 0.41	$ 0.33	$ 0.08	24.2%	$ 1.21	$ 1.00	$ 0.21	21.0%
Before Drug Litigation	$ 0.40	$ 0.33	$ 0.07	21.2%	$ 1.19	$ 0.99	$ 0.20	20.2%
Earnings Per Share - Diluted [3]	$ 0.40	$ 0.33	$ 0.07	21.2%	$ 1.20	$ 0.99	$ 0.21	21.2%
Before Drug Litigation	$ 0.40	$ 0.33	$ 0.07	21.2%	$ 1.18	$ 0.98	$ 0.20	20.4%

Dividends Per Share	$ 0.05250	$ 0.04313	$ 0.00937	21.7%	$ 0.15750	$ 0.12938	$ 0.02812	21.7%

Weighted Avg Shares Basic	1,019.5	1,023.3			1,021.2	1,024.2
Weighted Avg Shares Diluted	1,029.1	1,030.3			1,029.4	1,031.6
Return on Avg Shareholder Equity [1][2][3]	4.8%	4.4%			14.4%	13.5%

Effective Income Tax Rate [3]	37.25%	37.50%			36.85%	37.50%
LIFO Charge/(Credit)	24.2	12.7			69.8	55.2

INCOME STATEMENT SUMMARY	1st Qtr Ending: 11/30/2004			2nd Qtr Ending: 02/28/2005			6 Months Ending: 02/28/2005			3rd Qtr Ending: 05/31/2005			9 Months Ending: 05/31/2005
	% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales		% of	% to Sales
PRELIMINARY	Chg	2004	2003	Chg	2005	2004	Chg	2005	2004	Chg	2005	2004	Chg	2005	2004

Net Sales	13.4%	100.00	100.00	12.3%	100.00	100.00	12.8%	100.00	100.00	13.1%	100.00	100.00	12.9%	100.00	100.00

Costs and Deductions
Cost of Sales	11.8%	72.61	73.63	11.0%	71.50	72.34	11.4%	72.03	72.95	11.6%	72.15	73.09	11.5%	72.07	72.99
Selling, Occupancy & Admin [3]	16.6%	22.42	21.79	16.1%	21.48	20.77	16.4%	21.92	21.25	16.8%	21.96	21.26	16.5%	21.94	21.26
Sub-Total	12.9%	95.03	95.42	12.2%	92.98	93.11	12.5%	93.95	94.20	12.8%	94.11	94.35	12.6%	94.01	94.25

Earnings Before Other Income	22.9%	4.97	4.58	14.4%	7.02	6.89	17.6%	6.05	5.80	17.8%	5.89	5.65	17.7%	5.99	5.75

Net Other, Income(Expense)[1][2]	617.9%	0.20	0.03	-31.7%	0.10	0.17	61.5%	0.15	0.11	165.2%	0.16	0.07	87.7%	0.16	0.09

Earnings Before Taxes	27.1%	5.17	4.61	13.3%	7.12	7.06	18.3%	6.20	5.91	19.6%	6.05	5.72	18.8%	6.15	5.84

Effective Income Tax Rate		35.72%	37.50%		37.25%	37.50%		36.64%	37.50%		37.25%	37.50%		36.85%	37.50%

Earnings After Taxes	30.7%	3.32	2.88	13.7%	4.47	4.41	20.0%	3.93	3.69	20.1%	3.79	3.57	20.0%	3.88	3.65

[1]	2004 Drug antitrust litigation settlements: 2nd Qtr - (2 Totaling) $12.7; 3rd Qtr - $3.0; 4th Qtr - $0.6
[2]	2005 Drug antitrust litigation settlements: 1st Qtr - $15.0; 2nd Qtr - $4.7; 3rd Qtr - $6.6
[3]	Prior period amounts have been restated for the accounting of leases consistent with our March 21st, 2005 press release and 8-K.

							PRELIMINARY						CONTINUING OPERATIONS

	Total	Percent Change in Sales				Key Operating Ratios			Other Items			Company Income and Return on Sales
	Company	Total	Drug Stores			Gross		Op	Net	Other		Pre-Tax	Tax	Income After Taxes
Period	Sales	Co	Total	Comp	Est	Profit	SGA	Income	Interest	Income	% Sales	% Sales	Rate	Amount	% Sales	% Chg

	Amounts in Millions							Other Income: Antitrust Litigation Settlements
04-Q1	8,720.8	16.5	16.5	11.9	10.4	26.37	21.79	4.58	2.8	0.0	0.03	4.61	37.50	251.5	2.88	9.9
04-Q2	9,782.2	15.8	15.8	11.5	9.9	27.66	20.77	6.89	4.0	12.7	0.17	7.06	37.50	431.6	4.41	17.0
04-Q3	9,578.5	15.0	15.0	10.4	8.7	26.91	21.26	5.65	3.6	3.0	0.07	5.72	37.50	342.3	3.57	16.4
04-Q4	9,426.7	14.3	14.3	9.7	7.8	27.74	22.31	5.43	6.9	0.6	0.08	5.51	37.50	324.4	3.44	18.7

2004	37,508.2	15.4	15.4	10.9	9.3	27.19	21.52	5.67	17.3	16.3	0.09	5.76	37.50	1,349.8	3.60	15.9

	Amounts in Millions							Other Income: Antitrust Litigation Settlements
05-Q1	9,889.1	13.4	13.4	9.4	7.9	27.39	22.42	4.97	5.1	15.0	0.20	5.17	35.72	328.6	3.32	30.7
05-Q2	10,987.0	12.3	12.3	7.7	6.2	28.50	21.48	7.02	6.7	4.7	0.10	7.12	37.25	490.9	4.47	13.7
05-Q3	10,830.6	13.1	13.1	8.7	7.0	27.85	21.96	5.89	10.9	6.6	0.16	6.05	37.25	411.0	3.79	20.1
05-Q4

2005	31,706.7	12.9	12.9	8.6	7.1	27.93	21.94	5.99	22.7	26.3	0.16	6.15	36.85	1,230.5	3.88	20.0

	Prior period amounts have been restated for the accounting of leases consistent with our March 21st, 2005 press release and 8-K.

							STORE COUNT AND MONTHLY SALES INCREASES

								PRELIMINARY
Number of Drug Stores
					Six				Nine				Total
		1st Qtr	2nd Qtr		Mos		3rd Qtr		Mos		4th Qtr		Year

2003-04	Start of Period	4,227	4,291		4,227		4,336		4,227		4,414		4,227
	Opened	85	55		140		88		228		208		436
	Relocation	-20	-6		-26		-9		-35		-34		-69
	Closed	-1	-4		-5		-1		-6		-6		-12
	End of Period	4,291	4,336		4,336		4,414		4,414		4,582		4,582

2004-05	Start of Period	4,582	4,680		4,582		4,738		4,582
	Opened	111	67		178		85		263
	Relocation	-10	-7		-17		-17		-34
	Closed	-3	-2		-5		-1		-6
	End of Period	4,680	4,738		4,738		4,805		4,805

Monthly Sales Percent Increases

		Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Year

	2003-04	17.8	16.6	15.3	17.7	13.2	16.3	17.4	15.1	12.6	15.5	13.4	14.1	15.4
	2004-05	13.2	11.8	15.2	8.9	14.6	14.3	16.1	9.6	13.4				12.9

						PRELIMINARY

INTERIM HIGHLIGHTS					Six		Nine		Total
		1st Qtr	2nd Qtr		Mos	3rd Qtr	Mos	4th Qtr	Year

Total Sales	2003-04	8,720.8	9,782.2		18,503.0	9,578.5	28,081.5	9,426.7	37,508.2
(In Millions)	2004-05	9,889.1	10,987.0		20,876.1	10,830.6	31,706.7

% of Increase	2003-04	16.5%	15.8%		16.1%	15.0%	15.8%	14.3%	15.4%
	2004-05	13.4%	12.3%		12.8%	13.1%	12.9%

Net Income	2003-04	251.5	431.6		683.1	342.3	1,025.4	324.4	1,349.8
[1][2]	2004-05	328.6	490.9		819.5	411.0	1,230.5
(In Millions)

% of Increase	2003-04	9.9%	17.0%		14.3%	16.4%	15.0%	18.7%	15.9%
	2004-05	30.7%	13.7%		20.0%	20.1%	20.0%

Diluted [1][2]
Earnings Per Share	2003-04	$ 0.24	$ 0.42		$ 0.66	$ 0.33	$ 0.99	$ 0.32	$ 1.31
Before Drug Litigation		$ 0.24	$ 0.41		$ 0.65	$ 0.33	$ 0.98	$ 0.32	$ 1.30
	2004-05	$ 0.32	$ 0.48		$ 0.80	$ 0.40	$ 1.20
Before Drug Litigation		$ 0.31	$ 0.47		$ 0.78	$ 0.40	$ 1.18

	[1] Antitrust Litigations		2004		2005
		1st Qtr			15.0
* Two settlements		2nd Qtr	12.7	*	4.7
		3rd Qtr	3.0		6.6
		4th Qtr	0.6

[2] Prior period amounts have been restated for the accounting of leases consistent with our March 21st, 2005 press release and 8-K.

				PRELIMINARY

CONSOLIDATED BALANCE SHEET [1]	May 31	May 31		May 31	May 31
	2005	2004		2005	2004
Current Assets	(Amounts in Millions)		Current Liabilities

Cash & Equivalents	541.2	637.1	Short Term Borrowings	0.0	0.0
Short Term Investments Available For Sale	829.0	1,221.5	Trade Accounts Payable	2,827.1	2,636.9
Accounts Receivable, Less Allowance	1,515.7	1,298.3	Other Current Liabilities	1,454.4	1,329.2
Inventories	5,204.6	4,359.8	Income Taxes	106.5	139.4
Other Current Assets	191.9	152.6	Total Current Liabilities	4,388.0	4,105.5
Total Current Assets	8,282.4	7,669.3

Non-Current Assets			Non-Current Liabilities

Property and Equipment	5,931.5	5,255.4	Deferred Income Taxes	271.8	227.4
Other Non-Current Assets	127.7	111.0	Other Non-Current Liabilities	965.3	783.3
Total Non-Current Assets	6,059.2	5,366.4	Total Non-Current Liabilities	1,237.1	1,010.7

			Total Liabilities	5,625.1	5,116.2

			Shareholder Equity	8,716.5	7,919.5

Total Assets	14,341.6	13,035.7	Total Liabilities & Equity	14,341.6	13,035.7

STATEMENT OF CASH FLOWS [1]	May 31	May 31		May 31	May 31
	2005	2004		2005	2004
Cash Flows From Operating Activities	(Amounts in Millions)		Provided/(Used) by Invest & Finance

Net Income	1,230.5	1,025.4	Property, Plant & Equipment	(855.9)	(630.9)
Depreciation & Amortization	352.2	288.2	Employee Stock Plan Proceeds	137.6	101.3
Inc Tax Savings From Employee Stock Plans	25.4	25.6	Property & Equip Disp and Other	10.8	16.1
Deferred Income Taxes	(25.4)	23.4	Cash Dividends	(161.1)	(132.6)
Other	43.8	33.6	Stock Purchases	(644.7)	(184.6)
			Net Proceeds from Corp Owned Life Ins	8.5	8.6
			Other	24.3	(11.3)
			Short Term Investments Available For Sale	437.8	(1,217.1)
Changes in Current Assets & Liabilities:
Inventory	(466.0)	(157.2)
Trade Accounts Payable	185.6	229.0
Accrued Expenses & Liabilities	42.5	151.1
Income Taxes	40.5	33.5	Provided/(Used) by Invest & Finance	(1,042.7)	(2,050.5)
Accounts Receivable	(344.3)	(300.3)
Insurance Reserve	71.1	84.5	Changes In Cash & Equivalents	97.2	(630.9)
Other Current Assets	(16.0)	(17.2)	Beginning Cash & Equivalents	444.0	1,268.0

Provided/(Used) for Operating Activities	1,139.9	1,419.6	Cash & Equivalents at End of Period	541.2	637.1

[1] Prior period amounts have been restated for the accounting of leases consistent with our March 21st, 2005 press release and 8-K.